Exhibit 99.1

Myseum.AI Appoints Ian Goldberg as Head of Marketing, Partnerships & Monetization

Brings proven track record in digital marketing innovation to scale Picture Party platform

NEW BRUNSWICK, N.J., April 28, 2026 – Myseum.AI, Inc. (Nasdaq: MYSE) (“Myseum.AI” or the “Company”) a privacy-first AI and social media technology company, today announced the appointment of  Ian Goldberg as Head of Marketing, Partnerships & Monetization, a newly created role supporting the Company’s AI expansion and user adoption of its new Picture Party social media platform.

Ian Goldberg is the former founder and CEO of iSport360, a youth sports technology and media company, which was acquired by Signature Athletics in 2025. In his role, Goldberg launched, scaled and monetized the youth sports content platform, reaching an audience of 3.5 million parents and coaches. An early innovator in digital marketing, Ian’s playbook uses content and storytelling to quickly and cost-effectively scale tech-enabled brands.

“We are thrilled to welcome Ian to spearhead marketing, partnerships and monetization initiatives for our expanding suite of AI technologies and social media platforms,” said Darin Myman, CEO of Myseum.AI. “Ian brings decades of expertise in creating digital content for social media and driving revenue through scalable user engagement strategies. He will play a key role implementing our vision for AI-driven next-generation social networking experiences.”

“The idea of creating an on-demand private social network to share photos and videos with other families at my kids’ sports games, guests at weddings, contacts at business events and audiences at live entertainment events struck a chord with me,” said Ian Goldberg. “Launching Picture Party on top of Myseum.AI’s tech foundation is brilliant, and I’m excited for the opportunity to work with the team.”

Goldberg has been recognized for his thought leadership, serving as a TrueSport Expert for the United States Olympic and Paralympic Committee (USOPC), an Advisory Board member for the National Alliance for Youth Sports (NAYS), and a speaker for the Aspen Institute Sports & Society. He began his career at the White House working for the Council of Economic Advisors under two U.S. presidents.

About Myseum.AI, Inc.

Myseum.AI (formerly DatChat Inc.) is a privacy-focused AI and social media technology company developing innovative platforms for secure digital sharing and storage. Its flagship platform, Picture Party, is a next-generation patented instant social networking experience designed to make it easier, more fun and private to share. The platform enables users to create curated albums, build encrypted galleries with controlled access, personalize their content feeds, and organize collections within a broader digital ecosystem. Picture Party by Myseum is currently available at the iOS App Store and Google Play, with a desktop version expected later this year. For more information, visit myseum.com.

Notice Regarding Forward-Looking Statements

The information contained herein includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “plan,” “believe,” “intend,” “look forward,” and other similar expressions among others. These statements relate to future events or to the Company’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to the Company’s operations, results of operations, growth strategy and liquidity. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC’s website at https://www.sec.gov. Except as may be required by applicable law, The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, whether as a result of new information, future events or otherwise.

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